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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Hibbett Sporting Goods, Inc. previously filed Registration Statements File Nos. 333-21299, 333-21301, 333-21303, and 333-21305.


                                                ARTHUR ANDERSEN LLP


Birmingham, Alabama
September 12, 2001

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